Exhibit 99



                           Joint Filer Information



                  Exhibit 99--Form 3 Joint Filer Information

The following filers have designated Stellar Funding, Ltd. as the "Designated Filer" for purposes of the attached Form 3.

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
     Name:                                           Guggenheim Investment Management, LLC

     Address:                                        Guggenheim Investment Management, LLC
                                                     135 East 57th Street, 9th Floor
                                                     New York, NY 10022

     Designated Filer:                               Stellar Funding, Ltd.

     Issuer and Ticker Symbol:                       Mission Resources Corporation (MSSN)

     Date of Event Requiring Statement:              February 25, 2004

     Signature:                                      GUGGENHEIM INVESTMENT MANAGEMENT, LLC


                                                     By:   /s/ Todd Boehly
                                                         ----------------------------------
                                                     Name:   Todd Boehly
                                                     Title:  Managing Director



     Name:                                           Guggenheim Capital, LLC

     Address:                                        227 West Monroe Street, Suite 4000
                                                     Chicago  Illinois   60606
     Designated Filer:                               Stellar Funding, Ltd.

     Issuer and Ticker Symbol:                       Mission Resources Corporation (MSSN)

     Date of Event Requiring Statement:              February 25, 2004

     Signature:                                      GUGGENHEIM CAPITAL, LLC



                                                     By:   /s/ Dominic Curcio
                                                         -----------------------------------
                                                     Name:   Dominic Curcio
                                                     Title:  Managing Director
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